As filed with the Securities and Exchange Commission on November 30, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       November 24, 1998
                                                --------------------------------



                             UNION CAMP CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Virginia
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      001-04001                                           13-5652423
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1600 Valley Road, Wayne, New Jersey                         07470
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (973) 628-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                                     Page 1
                             Exhibit Index on Page 5

         The undersigned hereby amends and restates its Form 8-K dated November 27, 1998 in its entirety to read as follows:

Item 5.  Other Events

         On November 24, 1998, Union Camp Corporation, a Virginia corporation ("UC"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), among UC, International Paper Company, a New York corporation ("IP") and Maple Acquisition, Inc., a Delaware corporation ("MergerSub").

         Pursuant to the terms of the Merger Agreement, MergerSub will merge with and into UC, with UC being the surviving corporation (the "Merger"). Each share of UC common stock, par value $1.00 per share ("UC Common Shares") (other than shares of UC Common Shares and Rights (as defined below) owned by IP and its subsidiaries or held in UC's treasury), together with the rights (the "Rights") attached thereto and issued pursuant to the Amended and Restated Rights Agreement, dated as of June 25, 1996, between UC and The Bank of New York, a New York banking corporation, as Rights Agent (the "Rights Agreement"), will be converted into the right to receive a number of shares of IP common stock, par value $1.00 per share ("IP Common Shares") equal to the Exchange Ratio. "Exchange Ratio" means the number obtained by dividing 71.00 by the Average IP Share Price (defined as the per share closing price of IP Common Shares for 10 randomly chosen days out of the 20 trading days prior to the closing of the Merger); provided that (i) if the Average IP Share Price is less than $43.70, the Exchange Ratio will be 1.6247 and (ii) if the Average IP Share Price is greater than $48.30, the Exchange Ratio will be 1.4700.

         Each option to acquire UC Common Shares will be converted into the right to purchase IP Common Shares.

         The Merger is subject to certain regulatory approvals as well as to adoption of the Merger Agreement by the shareholders of UC and approval of the issuance of IP Common Shares and the authorization of an increase in the number of authorized shares of IP Common Shares pursuant to the Merger Agreement by the holders of IP Common Shares.

         The preceding is qualified in its entirety by reference to the Merger Agreement, Exhibit 2.1, which is incorporated by reference from the Form 8-K filed on November 27, 1998.

         In connection with the Merger, IP and UC jointly issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.


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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   See "Index to Exhibits" on page 5.



































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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UNION CAMP CORPORATION

Dated:  November 30, 1998             By: /s/ Dirk R. Soutendijk
                                         ---------------------------------------
                                         Name:  Dirk R. Soutendijk
                                         Title: Vice President, General
                                                Counsel, and Secretary
































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


                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.                          Exhibit
-----------                          -------

   2.1 Agreement and Plan of Merger, dated as of November 24, 1998, among Union Camp Corporation, a Virginia corporation, International Paper Company, a New York corporation, and Maple Acquisition, Inc., a Delaware corporation.*

  99.1         Press Release, dated November 24, 1998.















------------------
* Incorporated by reference from the Form 8-K filed on November 27, 1998 -- Commission file number 001-04001.

















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